EXHIBIT 32.2

Certification of the Principal Financial Officer

18 U.S.C. Section 1350, as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Suburban Propane Partners, L.P. (the “Partnership”) on Form 10-Q for the period ended June 28, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Kuglin, Vice President – Finance & Chief Accounting Officer of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

By:	/s/ MICHAEL A. KUGLIN
Michael A. Kuglin
Vice President – Finance & Chief Accounting Officer
August 7, 2014